WARRANT


THE SECURITIES REPRESENTED BY OR UNDERLYING THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE
HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE SECURITIES REPRESENTED BY OR UNDERLYING THIS INSTRUMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED EXCEPT PURSUANT TO THE PROVISIONS UNDER REGULATION S OR PURSUANT TO REGISTRATION UNDER SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

THE WARRANTS AND WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND (i) THE WARRANTS AND THE WARRANT SHARES MAY NOT BE EXERCISED, OFFERED OR SOLD BY OR ON BEHALF OF U.S. PERSONS, (ii) THE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES AND (iii) THE WARRANT SHARES MAY NOT BE DELIVERED IN THE UNITED STATES UNLESS, IN EACH CASE, THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING THE WARRANTS AND WARRANT SHARES OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

THE SECURITIES REPRESENTED BY OR UNDERLYING THIS INSTRUMENT ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN OCTOBER 25, 1996 SUBSCRIPTION AGREEMENT BETWEEN THE ORIGINAL HOLDER HEREOF AND THE COMPANY.

No. Series C-11
                                                                  500,000 Shares


               CASHLESS EXERCISE WARRANT TO PURCHASE COMMON STOCK

         U.S. ELECTRICAR, INC., a California corporation (the "Corporation"), hereby grants to FONTAL INTERNATIONAL LTD. (the "Holder"), the right to purchase from the Corporation five hundred thousand (500,000) shares of the common stock of the Corporation (the "Warrant Shares"), subject to the terms and conditions set forth below. This Warrant is one of a duly authorized series of Warrants of the Corporation (which Warrants are identical except for the variations necessary to express the name of the Holder and number of "Warrant Shares"), which Warrants together are designated "Series C Warrants" acquired pursuant to the terms and conditions set forth in that certain October 25, 1996 Subscription Agreement (the Subscription Agreement").

         1. Term. This Warrant may be exercised at any time after the date hereof through October 25, 1997 (the "Exercise Period").

         2. Purchase Price. The purchase price for each share of the Corporation's common stock purchasable hereunder shall be Thirty Cents ($0.30), subject to adjustment as provided in Section 8 below (the "Warrant Exercise Price").

         3. Exercise of Warrant. This Warrant may be exercised in whole or in part (except for a cashless exercise which shall require exercise in full) , but not for less than one hundred thousand (100,000) Warrant Shares (or such lesser number of Warrant Shares as may at the time of exercise constitute the maximum number exercisable) and in excess of 100,000 Warrant Shares in increments of 10,000 Warrant Shares. It is exercisable, subject to the satisfaction of applicable securities laws, at any time during the Exercise Period by the surrender of the Warrant to the Corporation at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, accompanied by payment in full of the amount of the aggregate purchase price of the Warrant Shares in immediately available funds, except if exercised under the cashless exercise option as provided below. The Corporation agrees that the Warrant Shares so purchased shall be issued as soon as practicable thereafter, and that the Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered, together with payment in full as required above. It shall be a condition to the exercise of this Warrant that the Holder or any transferee hereof certify to the Corporation, at the time of exercise, either that he or it is not a U.S. Person (as defined in Regulation S under the Securities Act of 1933, as amended (the "Securities Act") and that this Warrant is not being exercised on behalf of a U.S. Person, or to provide an opinion of counsel that the Warrant and the Warrant Shares to be delivered upon exercise thereof have been registered under the Securities Act or that an exemption from the registration requirements of the Securities Act is available. It shall be a further condition to the exercise of this Warrant that the Warrant may not be exercised in the United States and the Warrant Shares may not be delivered to the United States absent registration under the Securities Act or an available exemption from registration.

         4. Cashless Exercise Option. Notwithstanding the foregoing, if on the date of exercise the "Fair Market Value" of one Warrant Share is equal to or greater than twice the Warrant Exercise Price and during the preceding 20 trading days prior to the date of exercise under this Warrant the average trading volume was in excess of 100,000 shares per day, then in lieu of exercising this Warrant for cash, the Holder may elect to receive Warrant Shares equal to the value of this Warrant (or equal to the value of the portion of the Warrant Shares thereof being cancelled) which shall be that number of Warrant Shares equal to the quotient obtained by dividing (Z) the product obtained when
(i) the number of Warrant Shares being exercised/cancelled under this Warrant is multiplied by (ii) the value of one Warrant Share for which this Warrant is being cancelled on the exercise date (determined by subtracting the Warrant Exercise Price for one Warrant Share on the exercise date from the "Fair Market Value" (as hereinafter defined) of one Warrant Share on the exercise date) by
(ZZ) the Warrant Exercise Price for one Warrant Share on the exercise date illustrated as follows:

X = Y(A-B)
    ------
     B

Where     X = the number of Warrant Shares to be issued to Holder
          Y = the number of Warrant Shares being exercised/cancelled under this Warrant
          A = the "Fair Market Value" of one Warrant Share on the date of exercise
          B = Exercise Price on the date of exercise

Fair Market Value of one share of a Warrant Share shall mean:

         a. If the Corporation's Common Stock is listed on a national securities exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation/ National Market System (NASDAQ/NMS), then the average price of all of the closing or last sales prices, respectively, reported for the twenty (20) trading days immediately preceding the exercise date.

         b. If the Corporation's Common Stock is not listed on a national securities exchange or quoted on NASDAQ/NMS, but is traded in the over-the-counter market, then the average price of all of the mean prices between the closing bid and asked prices of the Corporation's publicly traded stock as listed and traded on the NASDAQ electronic bulletin board during the twenty (20) trading days immediately preceding the exercise date.

         In the event of a cashless exercise, the entire Warrant must be surrendered, and no new Warrant shall be issued. In no event shall a cashless exercise entitle the Holder to exercise more than the Warrant Shares set forth on page 1 of this Warrant, less any number previously exercised.

         5. Warrant Confers No Rights of Shareholder. The Holder shall not have any rights as a shareholder of the Corporation with regard to the Warrant Shares prior to actual exercise resulting in the purchase of the Warrant Shares.

         6. Holder Representations and Warranties. The Holder represents and warrants to the Corporation that:

                  a. Purchase For Own Account/Regulation S. The Holder understands that neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein. The Holder is acquiring this Warrant for investment for its own account, and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing this Warrant. The Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will be acquired for investment for its own account, and not with a view to, or for resale in connection with, any distribution thereof, and such Warrant Shares will not be registered under the Securities Act and applicable state securities laws and that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws or, based on an opinion of counsel reasonably satisfactory to the Corporation, an exemption from such registration and qualification is available. The Holder further understands that the Corporation is relying on the rules and regulations governing offers and sales made outside the United States to non-"U.S. Persons" pursuant to Regulation S under the Securities Act. The Holder, by acceptance hereof, consents to the placement of the following restrictive legends, or similar legends, on each certificate to be issued to the Holder by the Corporation in connection with the issuance of such Warrant Shares:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITIES, OR (B) THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES
         SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAW.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED EXCEPT PURSUANT TO THE PROVISIONS UNDER REGULATION S OR PURSUANT TO REGISTRATION UNDER SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

         THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN MAY 1, 1996 [Don, review] INVESTMENT BANKING AGREEMENT BETWEEN THE ORIGINAL HOLDER HEREOF AND THE COMPANY.

                  b. Access to Data. The Holder has had an opportunity to discuss the Corporation's business, management and financial affairs with its management and to obtain any additional information which the Holder has deemed necessary or appropriate for deciding whether or not to purchase this Warrant and the Warrant Shares, including the information provided or otherwise disclosed under the Subscription Agreement. The Holder acknowledges that no other representations or warranties, oral or written, have been made by the Corporation or any agent thereof except as set forth in this Agreement.

                  c. No Fairness Determination. The Holder is aware that no federal, state or other agency has made any finding or determination as to the fairness of the investment, nor made any recommendation or endorsement of this Warrant or the Warrant Shares.

                  d. Knowledge And Experience. The Holder has such knowledge and experience in financial and business matters, including investments in other start-up companies, that it is capable of evaluating the merits and risks of the investment in this Warrant and the Warrant Shares, and it is able to bear the economic risk of such investment. Further, the Holder has such knowledge and experience in financial and business matters that he is capable of utilizing the information made available to him in connection with the offering of this Warrant and the Warrant Shares, of evaluating the merits and risks of an investment in this Warrant and the Warrant Shares and of making an informed investment decision with respect to this Warrant and the Warrant Shares.

                  e. Limited Public Market. The Holder is aware that there is currently a very limited "over-the-counter" public market for the Corporation's registered securities and that the Corporation became a "reporting issuer" under the Securities Exchange Act of 1934, as amended, on January 27, 1995. There is no guarantee that a more established public market will develop at any time in the future. The Holder understands that this Warrant and the Warrant Shares are all unregistered and may not presently be sold in even this limited public market. The Holder understands that this Warrant and the Warrant Shares cannot be readily sold or liquidated in case of an emergency or other financial need. The Holder has sufficient liquid assets available so that the purchase and holding of this Warrant and the Warrant Shares will not cause it undue financial difficulties.

                  g. Investment Experience. The Holder is an "accredited investor" as that term is defined in Regulation D promulgated by the Securities and Exchange Commission. The term "accredited investor" under Regulation D refers to:

         (1) A person or entity who is a director or executive officer of the Corporation;

         (2) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
         Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940; or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business
         Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

         (3) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         (4) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring this Warrant or the Warrant Shares, with total assets in excess of $5,000,000;

         (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

         (6) Any natural person who had an individual income in excess of $200,000 during each of the previous two years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring this Warrant or the Warrant Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

         (8) Any entity in which all of the equity owners are accredited investors.

         As used in this Section 6(g), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Section 6(g), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income: Any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

                  h.       Restrictions On Transfer Re Regulation S.

                           (1) Not A "U.S.  Person." The Holder hereby certifies
that (i) it is not a "U.S. Person" as defined under Rule 902, Section (o) of Regulation S promulgated under the Securities Act (a copy of which is attached hereto as Schedule 2) and is not acquiring this Warrant or the Warrant Shares for the account or benefit of any U.S. Person, and (ii) it is acquiring this Warrant and the Warrant Shares in an "offshore transaction" as defined under Section (i) of such Rule 902 (a copy of which is attached hereto as Schedule 3).

                           (2)  Transfer  Restrictions.  The  Holder  shall  not
attempt to have registered any transfer of this Warrant or the Warrant Shares not made in accordance with the provisions of Regulation S. In addition to any other restrictions on transfer set forth in this Warrant, the Holder agrees to transfer this Warrant or the Warrant Shares only (i) in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, and (ii) in accordance with any applicable state securities laws. Unless so registered or exempt therefrom, such transfer restrictions shall include but not be limited to and the Holder warrants and represents the following:

                                    (i) The Holder  shall not sell this  Warrant
or the Warrant Shares publicly or privately, or through any short sale, or other hedging transaction to any U.S. Person, whether directly or indirectly, or for the account or benefit of any such U.S. Person for the restrictive period mandated by Regulation S after the purchase of this Warrant or the Warrant Shares, as applicable, unless registered or exempt from registration;

                                    (ii) Any other offer or sale of this Warrant
or the Warrant Shares shall be made only if (A) during the restrictive period any subsequent purchaser certifies in writing that it is not a U.S. Person and is not acquiring this Warrant or the Warrant Shares for the account or benefit of any U.S. Person, or (B) after the restrictive period this Warrant and the Warrant Shares are purchased in a transaction that did not require registration under the Securities Act and applicable Blue Sky laws; and

                                    (iii) Any  transferee of this Warrant or the
Warrant Shares shall agree in writing to resell this Warrant or the Warrant Shares, as applicable, only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

                           (3) Restrictions On Resales In the United States. The
Holder understands and acknowledges that the Securities Act prohibits resales of securities in the United States except pursuant to an effective registration statement or an exemption from registration for which the securities and the Holder holding such securities qualifies. The Holder understands and acknowledges the requirements for qualifying for an exemption from registration afforded by Section 4 of the Securities Act and that there can be no assurance that the Holder will be able to qualify for such an exemption from registration.

         7. Reservation of Shares. The Corporation agrees at all times during the Exercise Period to have authorized and reserved, for the exclusive purpose of issuance and delivery upon exercise of this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented hereby.

         8.   Adjustment  for   Re-Classification   of  Capital  Stock.  If  the
Corporation at any time during the Exercise Period shall, by subdivision, combination or re-classification of securities, change any of the securities to which purchase rights under this Warrant exist under the same or different number of securities of any class or classes, this Warrant shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the Warrant Shares immediately prior to such subdivision, combination, or re-classification. If shares of the Corporation's common stock are subdivided into a greater number of shares of common stock, the purchase price for the Warrant Shares upon exercise of this Warrant shall be proportionately reduced and the Warrant Shares shall be proportionately increased; and conversely, if shares of the Corporation's common stock are combined into a smaller number of common stock shares, the price shall be proportionately increased, and the Warrant Shares shall be proportionately decreased.

         9. Public Offering  Lock-Up.  For a period of up to  one-hundred-eighty
(180) days (the "Stand-off Period"), Holder shall not if requested by the Corporation at any time in contemplation of a public registration, sell, pledge or otherwise transfer any Warrant Shares (or any other shares exchanged therefor). Notwithstanding the foregoing, the Corporation may exercise this public offering lock-up only one time.

         10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the

Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Corporation will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

         11. Assignment. The Holder of this Warrant shall not assign or transfer this Warrant or any of the Warrant Shares without the transferee meeting the suitability requirements set forth in Section 6 (above) and without the consent of the Corporation and in compliance with applicable state and federal securities laws. In giving its consent, the Corporation may request an opinion of counsel reasonably acceptable to it that such transfer is in compliance with all applicable state and federal securities laws.

         12. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California.

         13. Notices. Any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified by hand or professional courier service or for mailings from and to any address in North America (Canada, United States and Mexico) five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party in the Subscription Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         14. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

         15. Amendments. Any terms of this Warrant may be amended with the written consent of the Corporation and the holders of Series C Warrants representing not less than 67% of the shares of Common Stock issuable upon exercise of all Series C Warrants.

Dated: October 25, 1996            U.S. ELECTRICAR, INC.

                                     By: /s/ Roy Kusumoto
                                         ---------------------------
                                         Roy Y. Kusumoto, President

                               NOTICE OF EXERCISE

To:      U.S. ELECTRICAR, INC.

         (1) The undersigned hereby elects to purchase __________ shares of Common Stock of Electricar, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.
         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), including, but not limited to, Regulation S promulgated thereunder, or any state securities laws.

         (3) The undersigned hereby certifies that either (i) the undersigned is not a U.S. Person (as such term is defined in Regulation S under the Securities
Act), or (ii) the undersigned has delivered to the Corporation an opinion of counsel to the effect that this Warrant and the Warrant Shares to be delivered upon exercise thereof have been registered under the Securities Act or an exemption from such registration is available.

         (4) The undersigned further certifies that this Warrant is not being exercised in the United States and understands and agrees that the Warrant Shares may not be delivered to the United States absent registration under the Securities Act or an available exemption from such registration.

         (5) Please issue a certificate representing said shares of Common Stock in the name of the undersigned.

         (6) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.


                                        ___________________________
                                                 (Name)


_________________                       ___________________________

(Date)                                         (Signature)

                                     WARRANT


THE SECURITIES REPRESENTED BY OR UNDERLYING THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE
HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE SECURITIES REPRESENTED BY OR UNDERLYING THIS INSTRUMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED EXCEPT PURSUANT TO THE PROVISIONS UNDER REGULATION S OR PURSUANT TO REGISTRATION UNDER SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

THE WARRANTS AND WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND (i) THE WARRANTS AND THE WARRANT SHARES MAY NOT BE EXERCISED, OFFERED OR SOLD BY OR ON BEHALF OF U.S. PERSONS, (ii) THE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES AND (iii) THE WARRANT SHARES MAY NOT BE DELIVERED IN THE UNITED STATES UNLESS, IN EACH CASE, THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING THE WARRANTS AND WARRANT SHARES OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

THE SECURITIES REPRESENTED BY OR UNDERLYING THIS INSTRUMENT ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN OCTOBER 25, 1996 SUBSCRIPTION AGREEMENT BETWEEN THE ORIGINAL HOLDER HEREOF AND THE COMPANY.

No. Series C-12
                                                                1,500,000 Shares


               CASHLESS EXERCISE WARRANT TO PURCHASE COMMON STOCK

         U.S. ELECTRICAR, INC., a California corporation (the "Corporation"), hereby grants to FONTAL INTERNATIONAL LTD. (the "Holder"), the right to purchase from the Corporation one million five hundred thousand (1,500,000) shares of the common stock of the Corporation (the "Warrant Shares"), subject to the terms and conditions set forth below. This Warrant is one of a duly authorized series of Warrants of the Corporation (which Warrants are identical except for the variations necessary to express the name of the Holder and number of "Warrant Shares"), which Warrants together are designated "Series C Warrants" acquired pursuant to the terms and conditions set forth in that certain October 25, 1996 Subscription Agreement (the Subscription Agreement").

         1. Term. This Warrant may be exercised at any time after the date hereof through October 25, 1997 (the "Exercise Period").

         2. Purchase Price. The purchase price for each share of the Corporation's common stock purchasable hereunder shall be Thirty Cents ($0.30), subject to adjustment as provided in Section 8 below (the "Warrant Exercise Price").

         3. Exercise of Warrant. This Warrant may be exercised in whole or in part (except for a cashless exercise which shall require exercise in full) , but not for less than one hundred thousand (100,000) Warrant Shares (or such lesser number of Warrant Shares as may at the time of exercise constitute the maximum number exercisable) and in excess of 100,000 Warrant Shares in increments of 10,000 Warrant Shares. It is exercisable, subject to the satisfaction of applicable securities laws, at any time during the Exercise Period by the surrender of the Warrant to the Corporation at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, accompanied by payment in full of the amount of the aggregate purchase price of the Warrant Shares in immediately available funds, except if exercised under the cashless exercise option as provided below. The Corporation agrees that the Warrant Shares so purchased shall be issued as soon as practicable thereafter, and that the Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered, together with payment in full as required above. It shall be a condition to the exercise of this Warrant that the Holder or any transferee hereof certify to the Corporation, at the time of exercise, either that he or it is not a U.S. Person (as defined in Regulation S under the Securities Act of 1933, as amended (the "Securities Act") and that this Warrant is not being exercised on behalf of a U.S. Person, or to provide an opinion of counsel that the Warrant and the Warrant Shares to be delivered upon exercise thereof have been registered under the Securities Act or that an exemption from the registration requirements of the Securities Act is available. It shall be a further condition to the exercise of this Warrant that the Warrant may not be exercised in the United States and the Warrant Shares may not be delivered to the United States absent registration under the Securities Act or an available exemption from registration.

         4. Cashless Exercise Option. Notwithstanding the foregoing, if on the date of exercise the "Fair Market Value" of one Warrant Share is equal to or greater than twice the Warrant Exercise Price and during the preceding 20 trading days prior to the date of exercise under this Warrant the average trading volume was in excess of 100,000 shares per day, then in lieu of exercising this Warrant for cash, the Holder may elect to receive Warrant Shares equal to the value of this Warrant (or equal to the value of the portion of the Warrant Shares thereof being cancelled) which shall be that number of Warrant Shares equal to the quotient obtained by dividing (Z) the product obtained when
(i) the number of Warrant Shares being exercised/cancelled under this Warrant is multiplied by (ii) the value of one Warrant Share for which this Warrant is being cancelled on the exercise date (determined by subtracting the Warrant Exercise Price for one Warrant Share on the exercise date from the "Fair Market Value" (as hereinafter defined) of one Warrant Share on the exercise date) by
(ZZ) the Warrant Exercise Price for one Warrant Share on the exercise date illustrated as follows:

X = Y(A-B)
    ------
      B

Where    X = the number of Warrant Shares to be issued to Holder
         Y = the number of Warrant Shares being exercised/cancelled under this Warrant
         A = the "Fair Market Value" of one Warrant Share on the date of exercise
         B = Exercise Price on the date of exercise

Fair Market Value of one share of a Warrant Share shall mean:

         a. If the Corporation's Common Stock is listed on a national securities exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation/ National Market System (NASDAQ/NMS), then the average price of all of the closing or last sales prices, respectively, reported for the twenty (20) trading days immediately preceding the exercise date.

         b. If the Corporation's Common Stock is not listed on a national securities exchange or quoted on NASDAQ/NMS, but is traded in the over-the-counter market, then the average price of all of the mean prices between the closing bid and asked prices of the Corporation's publicly traded stock as listed and traded on the NASDAQ electronic bulletin board during the twenty (20) trading days immediately preceding the exercise date.

         In the event of a cashless exercise, the entire Warrant must be surrendered, and no new Warrant shall be issued. In no event shall a cashless exercise entitle the Holder to exercise more than the Warrant Shares set forth on page 1 of this Warrant, less any number previously exercised.

         5. Warrant Confers No Rights of Shareholder. The Holder shall not have any rights as a shareholder of the Corporation with regard to the Warrant Shares prior to actual exercise resulting in the purchase of the Warrant Shares.

         6. Holder Representations and Warranties. The Holder represents and warrants to the Corporation that:

                  a. Purchase For Own Account/Regulation S. The Holder understands that neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein. The Holder is acquiring this Warrant for investment for its own account, and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing this Warrant. The Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will be acquired for investment for its own account, and not with a view to, or for resale in connection with, any distribution thereof, and such Warrant Shares will not be registered under the Securities Act and applicable state securities laws and that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws or, based on an opinion of counsel reasonably satisfactory to the Corporation, an exemption from such registration and qualification is available. The Holder further understands that the Corporation is relying on the rules and regulations governing offers and sales made outside the United States to non-"U.S. Persons" pursuant to Regulation S under the Securities Act. The Holder, by acceptance hereof, consents to the placement of the following restrictive legends, or similar legends, on each certificate to be issued to the Holder by the Corporation in connection with the issuance of such Warrant Shares:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITIES, OR (B) THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES
         SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAW.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED EXCEPT PURSUANT TO THE PROVISIONS UNDER REGULATION S OR PURSUANT TO REGISTRATION UNDER SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

         THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN MAY 1, 1996 [Don, review] INVESTMENT BANKING AGREEMENT BETWEEN THE ORIGINAL HOLDER HEREOF AND THE COMPANY.

                  b. Access to Data. The Holder has had an opportunity to discuss the Corporation's business, management and financial affairs with its management and to obtain any additional information which the Holder has deemed necessary or appropriate for deciding whether or not to purchase this Warrant and the Warrant Shares, including the information provided or otherwise disclosed under the Subscription Agreement. The Holder acknowledges that no other representations or warranties, oral or written, have been made by the Corporation or any agent thereof except as set forth in this Agreement.

                  c. No Fairness Determination. The Holder is aware that no federal, state or other agency has made any finding or determination as to the fairness of the investment, nor made any recommendation or endorsement of this Warrant or the Warrant Shares.

                  d. Knowledge And Experience. The Holder has such knowledge and experience in financial and business matters, including investments in other start-up companies, that it is capable of evaluating the merits and risks of the investment in this Warrant and the Warrant Shares, and it is able to bear the economic risk of such investment. Further, the Holder has such knowledge and experience in financial and business matters that he is capable of utilizing the information made available to him in connection with the offering of this Warrant and the Warrant Shares, of evaluating the merits and risks of an investment in this Warrant and the Warrant Shares and of making an informed investment decision with respect to this Warrant and the Warrant Shares.

                  e. Limited Public Market. The Holder is aware that there is currently a very limited "over-the-counter" public market for the Corporation's registered securities and that the Corporation became a "reporting issuer" under the Securities Exchange Act of 1934, as amended, on January 27, 1995. There is no guarantee that a more established public market will develop at any time in the future. The Holder understands that this Warrant and the Warrant Shares are all unregistered and may not presently be sold in even this limited public market. The Holder understands that this Warrant and the Warrant Shares cannot be readily sold or liquidated in case of an emergency or other financial need. The Holder has sufficient liquid assets available so that the purchase and holding of this Warrant and the Warrant Shares will not cause it undue financial difficulties.

                  g. Investment Experience. The Holder is an "accredited investor" as that term is defined in Regulation D promulgated by the Securities and Exchange Commission. The term "accredited investor" under Regulation D refers to:

         (1) A person or entity who is a director or executive officer of the Corporation;

         (2) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
         Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940; or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business
         Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

         (3) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         (4) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring this Warrant or the Warrant Shares, with total assets in excess of $5,000,000;

         (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

         (6) Any natural person who had an individual income in excess of $200,000 during each of the previous two years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring this Warrant or the Warrant Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

         (8) Any entity in which all of the equity owners are accredited investors.

         As used in this Section 6(g), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Section 6(g), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income: Any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

                  h.       Restrictions On Transfer Re Regulation S.

                           (1) Not A "U.S.  Person." The Holder hereby certifies
that (i) it is not a "U.S. Person" as defined under Rule 902, Section (o) of Regulation S promulgated under the Securities Act (a copy of which is attached hereto as Schedule 2) and is not acquiring this Warrant or the Warrant Shares for the account or benefit of any U.S. Person, and (ii) it is acquiring this Warrant and the Warrant Shares in an "offshore transaction" as defined under Section (i) of such Rule 902 (a copy of which is attached hereto as Schedule 3).

                           (2)  Transfer  Restrictions.  The  Holder  shall  not
attempt to have registered any transfer of this Warrant or the Warrant Shares not made in accordance with the provisions of Regulation S. In addition to any other restrictions on transfer set forth in this Warrant, the Holder agrees to transfer this Warrant or the Warrant Shares only (i) in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, and (ii) in accordance with any applicable state securities laws. Unless so registered or exempt therefrom, such transfer restrictions shall include but not be limited to and the Holder warrants and represents the following:

                                    (i) The Holder  shall not sell this  Warrant
or the Warrant Shares publicly or privately, or through any short sale, or other hedging transaction to any U.S. Person, whether directly or indirectly, or for the account or benefit of any such U.S. Person for the restrictive period mandated by Regulation S after the purchase of this Warrant or the Warrant Shares, as applicable, unless registered or exempt from registration;

                                    (ii) Any other offer or sale of this Warrant
or the Warrant Shares shall be made only if (A) during the restrictive period any subsequent purchaser certifies in writing that it is not a U.S. Person and is not acquiring this Warrant or the Warrant Shares for the account or benefit of any U.S. Person, or (B) after the restrictive period this Warrant and the Warrant Shares are purchased in a transaction that did not require registration under the Securities Act and applicable Blue Sky laws; and

                                    (iii) Any  transferee of this Warrant or the
Warrant Shares shall agree in writing to resell this Warrant or the Warrant Shares, as applicable, only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

                           (3) Restrictions On Resales In the United States. The
Holder understands and acknowledges that the Securities Act prohibits resales of securities in the United States except pursuant to an effective registration statement or an exemption from registration for which the securities and the Holder holding such securities qualifies. The Holder understands and acknowledges the requirements for qualifying for an exemption from registration afforded by Section 4 of the Securities Act and that there can be no assurance that the Holder will be able to qualify for such an exemption from registration.

         7. Reservation of Shares. The Corporation agrees at all times during the Exercise Period to have authorized and reserved, for the exclusive purpose of issuance and delivery upon exercise of this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented hereby.

         8.   Adjustment  for   Re-Classification   of  Capital  Stock.  If  the
Corporation at any time during the Exercise Period shall, by subdivision, combination or re-classification of securities, change any of the securities to which purchase rights under this Warrant exist under the same or different number of securities of any class or classes, this Warrant shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the Warrant Shares immediately prior to such subdivision, combination, or re-classification. If shares of the Corporation's common stock are subdivided into a greater number of shares of common stock, the purchase price for the Warrant Shares upon exercise of this Warrant shall be proportionately reduced and the Warrant Shares shall be proportionately increased; and conversely, if shares of the Corporation's common stock are combined into a smaller number of common stock shares, the price shall be proportionately increased, and the Warrant Shares shall be proportionately decreased.

         9. Public Offering  Lock-Up.  For a period of up to  one-hundred-eighty
(180) days (the "Stand-off Period"), Holder shall not if requested by the Corporation at any time in contemplation of a public registration, sell, pledge or otherwise transfer any Warrant Shares (or any other shares exchanged therefor). Notwithstanding the foregoing, the Corporation may exercise this public offering lock-up only one time.

         10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the

Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Corporation will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

         11. Assignment. The Holder of this Warrant shall not assign or transfer this Warrant or any of the Warrant Shares without the transferee meeting the suitability requirements set forth in Section 6 (above) and without the consent of the Corporation and in compliance with applicable state and federal securities laws. In giving its consent, the Corporation may request an opinion of counsel reasonably acceptable to it that such transfer is in compliance with all applicable state and federal securities laws.

         12. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California.

         13. Notices. Any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified by hand or professional courier service or for mailings from and to any address in North America (Canada, United States and Mexico) five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party in the Subscription Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         14. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

         15. Amendments. Any terms of this Warrant may be amended with the written consent of the Corporation and the holders of Series C Warrants representing not less than 67% of the shares of Common Stock issuable upon exercise of all Series C Warrants.

Dated: October 25, 1996                  U.S. ELECTRICAR, INC.

                                           By: /s/ Roy Kusumoto
                                               ---------------------------
                                               Roy Y. Kusumoto, President

                               NOTICE OF EXERCISE

To:      U.S. ELECTRICAR, INC.

         (1) The undersigned hereby elects to purchase __________ shares of Common Stock of Electricar, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), including, but not limited to, Regulation S promulgated thereunder, or any state securities laws.

         (3) The undersigned hereby certifies that either (i) the undersigned is not a U.S. Person (as such term is defined in Regulation S under the Securities
Act), or (ii) the undersigned has delivered to the Corporation an opinion of counsel to the effect that this Warrant and the Warrant Shares to be delivered upon exercise thereof have been registered under the Securities Act or an exemption from such registration is available.

         (4) The undersigned further certifies that this Warrant is not being exercised in the United States and understands and agrees that the Warrant Shares may not be delivered to the United States absent registration under the Securities Act or an available exemption from such registration.

         (5) Please issue a certificate representing said shares of Common Stock in the name of the undersigned.

         (6) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.


                                        ___________________________
                                                 (Name)


_________________                       ___________________________

(Date)                                         (Signature)